FORM 8-K DATED JUNE 14, 2004
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: JUNE 14, 2004
(Date of earliest event reported)

As filed with the U.S. Securities and Exchange Commission June 21, 2004
Commission File No. 333-102081

HEMPTOWN CLOTHING INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	2300	98-0359306
(State or other jurisdiction of Incorporation)	(Primary Standard Industrial Classification Number)	(IRS Employer Identification No.)

Suite 2550, 555 West Hastings Street, Vancouver, British Columbia, Canada, V6B 4N5
(registered office)

1307 Venables Street, Vancouver, British Columbia, Canada, V5L 2G1
Telephone: (604) 255-5005  Facsimile: (604) 255-5038
(address of principal executive offices) (zip code)

with copy to:
Devlin Jensen, Barristers and Solicitors
Suite 2550, 555 West Hastings Street, Vancouver, British Columbia, Canada, V6B 4N5

Item 4.     Changes in Registrant’s Certifying Accountant

     Previous principal independent accountant

On June 14, 2004, Moore Stephens Ellis Foster Ltd., Chartered Accountants (“Ellis Foster “), the principal independent accountant of the Company, resigned.

During the Company’s two most recent fiscal years and any subsequent interim period preceding the resignation of Ellis Foster, there were no disagreements with Ellis Foster that were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ellis Foster, would have caused Ellis Foster to make reference to the subject matter of the disagreements in connection with its reports.  Ellis Foster, as the Company’s principal independent accountant, did not provide an adverse opinion or disclaimer of opinion to the Company’s financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles.  During the Company’s two most recent fiscal years there have been no reportable events, as defined in Regulation S-K Item 304(a)(1)(v).

The Company has requested that Ellis Foster furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of such letter, dated June 14, 2004, is filed as Exhibit 16.1 to this Form 8-K.

     New principal independent accountants

On June 14, 2004, the board of directors of the Company approved and authorized the engagement of Dale Matheson Carr-Hilton LaBonte, Chartered Accountants (“LaBonte”), of Suite 1700, 1140 West Pender Street, Vancouver, British Columbia, Canada V6E 4G1, as the principal independent accountant for the Company.

During the most recent fiscal year the Company has not consulted with LaBonte regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by concluding that there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 5.     Other Events and Regulation FD Disclosure

Mr. Guy Carpenter, the present Chief Operating Officer of Hemptown Clothing Inc. (the “Company”), was appointed a Director of the Company effective on June 12, 2004.

Item 7.     Financial Statements and Exhibits

Exhibit No.	Description
Exhibit 16.1	Letter from Moore Stephens Ellis Foster Ltd., Chartered Accountants, dated June 14, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   June 18, 2004

HEMPTOWN CLOTHING INC.

By: /s/ Jerry Kroll ------------------------------------ Name: Jerry Kroll Title: President and CEO

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